SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report
(Date of earliest event reported):	May 1, 2003 -------------------

Commission File Number -----------------------------	Name of Registrant, State of Incorporation, Address and Telephone Number ---------------------------------------	IRS Employer Identification Number -----------------------------
1-40	Pacific Enterprises (A California Corporation) 101 Ash Street San Diego, California 92101 (619) 696-2000	94-0743670

1-1402	Southern California Gas Company (A California Corporation) 555 West Fifth Street Los Angeles, California 90013 (213) 244-1200	95-1240705

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(Former name or former address, if changed since last report.)

FORM 8-K

Item 12. Results of Operations and Financial Condition

The information in this Current Report on Form 8-K, including exhibit 99.1 attached hereto, is being furnished, not filed, under Item 9 to satisfy the requirements of Item 12, "Results of Operations and Financial Condition" in accordance with SEC Release Nos. 33-8216 and 34-47583.

On May 1, 2003, Sempra Energy, of which Pacific Enterprises and Southern California Gas Company are consolidated subsidiaries, issued its earnings press release for the quarter ended March 31, 2003. The Sempra Energy financial information contained in the press release includes, on a consolidated basis and also separately, information regarding the results of operations and financial condition of Pacific Enterprises and Southern California Gas Company.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 May 1, 2003 Sempra Energy News Release (including tables)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pacific Enterprises

Date: May 1, 2003	By: /s/ F. H. Ault -----------------------------------------
Name: F. H. Ault Sr. Vice President and Controller

Southern California Gas Company

Date: May 1, 2003	By: /s/ D. L. Reed -----------------------------------------
Name: D. L. Reed President and Chief Financial Officer